[nvest Funds Logo appears here]

Nvest Money
Market Funds

                                                                  Where The Best
                                                                   Minds Meet(R)

Semiannual Report

December 31, 2000

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                               President's Letter
--------------------------------------------------------------------------------

                                                                   FEBRUARY 2001
--------------------------------------------------------------------------------

[picture of John Hailer goes here]

John T. Hailer                If ever there was a time when investors needed to
President and Trustee         adhere to their long-term goals and not focus too
Nvest  Funds                  closely on near-term disruptions, it was last
                              year. Excitement over the "new economy" gave way
"Do-it-yourself               to the realization that the nation's long-running
investors who jumped          economic expansion was slowing. The
from fund to fund             technology-heavy Nasdaq Index was down sharply, as
chasing stellar               were many markets overseas. But "old economy"
performance in the            value stocks - those that appear undervalued
1990s did not do as           relative to their earnings and assets - revived.
well as those who             U.S government bonds also delivered good
consulted a                   performance, but most corporate bonds did poorly.
professional
adviser.*"                    Especially after the market swings that occurred
                              in 2000, a good resolution for 2001 might be to establish a long-term, diversified plan and stick to it. According to a recent study of results achieved in the 1990s, do-it-yourself investors who jumped from fund to fund chasing stellar performance did not do as well as those who consulted a professional adviser*. If you let your investment adviser help you construct a well-diversified portfolio, you may benefit from varied opportunities and reduce the overall impact of substantial declines in one sector or asset class.

                              To help our shareholders build more broadly based portfolios, we expect to enhance our product line in 2001. As a multi-manager fund family, Nvest Funds is affiliated with 12 respected, well-known fund management firms recognized for their varied styles and areas of expertise. By tapping into this specialized knowledge, we can offer an expanded choice of funds to enable investors and their advisers to build comprehensive, diversified personal portfolios.

                              In addition to offering new investment
                              opportunities in 2001, we plan to continue making Nvest Funds a leader in shareholder-friendly investing with such cutting-edge services as e-delivery on our Web site, www.nvestfunds.com.

                              Finally, in 2001, Nvest Funds will evolve as a global organization. When our parent company was acquired last October by CDC IXIS Asset Management, we became part of one of the top 20 financial organizations in the world. Beginning in May 2001, Nvest Funds will be adding the CDC name to our existing brand. This change will affect the names of the funds only, and not their objectives or strategies. As part of a $300 billion (as of 12/31/00) global organization, we look forward to broadening the range of investment disciplines and services we will be able to make available to you.


                                                              /s/ John J. Hailer
                                                              ------------------


                              *Source: "Buy-and-hold strategy is found effective: Study finds investors with advisers do better," by Frederick P. Gabriel Jr., InvestmentNews, January 29, 2001.

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               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
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

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                            NVEST MONEY MARKET FUNDS
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                                         ANNUALIZED SEVEN-DAY YIELDS -- 12/31/00
--------------------------------------------------------------------------------
                                                             CLASS A,B & C
 NVEST CASH MANAGEMENT TRUST -- MONEY MARKET SERIES              5.86%
--------------------------------------------------------------------------------
                                                             Class A & B
 NVEST TAX EXEMPT MONEY MARKET TRUST                             4.05%
--------------------------------------------------------------------------------

Yields will fluctuate with changes in market conditions.

The seven-day yield reflects the Funds' current earnings more closely than total returns.

                                         AVERAGE ANNUAL TOTAL RETURNS-- 12/31/00

NVEST CASH MANAGEMENT TRUST-- MONEY MARKET SERIES
--------------------------------------------------------------------------------
CLASS A (Inception 7/10/78)      6 MONTHS     1 YEAR      5 YEARS    10 YEARS
Net Asset Value (1)                3.01%       5.76%       4.97%       4.54%
--------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)      6 MONTHS     1 YEAR      5 YEARS    10 YEARS
Net Asset Value (1)                3.01%       5.76%       4.98%       4.70%
--------------------------------------------------------------------------------
CLASS C (Inception 3/1/98)       6 MONTHS     1 YEAR      SINCE INCEPTION
Net Asset Value (1)                3.01%       5.76%           5.07%
--------------------------------------------------------------------------------

NVEST TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------
CLASS A (Inception 4/21/83)     6 MONTHS      1 YEAR    5 YEARS     10 YEARS
Net Asset Value (1)               1.87%        3.57%     3.19%        3.06%
--------------------------------------------------------------------------------
CLASS B (Inception 9/13/93)     6 MONTHS      1 YEAR    5 YEARS  SINCE INCEPTION
Net Asset Value (1)               1.87%        3.57%     3.19%        3.12%
--------------------------------------------------------------------------------

1    These  returns  include  reinvestment  of  distributions,   represent  past
     performance and do not predict future results.

These two Funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although both Funds seek to maintain a constant share price of $1, it is possible to lose money by investing in them.

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                            NVEST MONEY MARKET FUNDS
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--------------------------------------------------------------------------------
ECONOMIC  SUMMARY

Short-term interest rates, which heavily influence money market funds, remained stable during the period July 1 through December 31, 2000. This was a dramatically different picture from the previous 13 months when all eyes were focused on policy-makers at the Federal Reserve Board.

Concerned about an overheating economy - as well as a strong equity market and rising consumer spending - the Fed began a program of raising short-term interest rates in 1999, and maintained this policy through May of 2000, in an effort to temper growth and prevent a spike in inflation.

For much of 2000, the U.S. economy continued to grow at a brisk rate. It was not until the third quarter that Gross Domestic Product ("GDP") dropped to a rate less than half that of the second quarter. (The GDP measures the market value of the nation's output of goods and services, and reflects overall economic activity.) Consumer spending, while still solid, slowed due to declining stock prices and surging oil prices, which reached a 10-year high in the course of last year. By December, consumer confidence had fallen to its lowest level since October 1998, while industrial activity had dropped for four straight months. However, the Consumer Price Index (CPI) remained at a low annual rate of 2.5%. (The CPI measures the change in the cost of living by tracking changes in consumer prices determined monthly by surveying such typical costs as housing, food, transportation and electricity.)

As 2000 drew to a close, the Fed began to hint that it would adopt a more accommodative policy in the new year. Two business days into 2001, the Fed announced a cut of 50 basis points (0.5%) in the federal funds rate - the rate that banks charge each other for overnight loans. The announcement surprised most observers by its size and the fact that it came four weeks before the next scheduled policy meeting. In a prepared statement the Board said they made the cut "...in light of further weakening of sales and production, and in the context of lower consumer confidence, tight conditions in some segments of financial markets, and high energy prices sapping household and business purchasing power."

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                            NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------

NVEST CASH MANAGEMENT TRUST
--------------------------------------------------------------------------------

John Maloney Back Bay
Advisors, L.P.

Scott Nicholson
Back Bay Advisors, L.P.


Q. HOW DID NVEST CASH MANAGEMENT TRUST PERFORM DURING THE PAST SIX MONTHS?

Throughout the six months ended December 31, 2000, Nvest Cash Management Trust maintained a constant price of $1.00 per share and provided a total return of 3.01%, based on the net asset value of Class A shares, with $0.0292 per share in reinvested dividends. The Fund's seven-day yield as of the end of December was 5.86%.

Q. WHAT WAS YOUR  STRATEGY?

At the start of the Fund's fiscal year in July, economic growth began to moderate, and it appeared that the Federal Reserve Board might be near the end of its tightening cycle. As a result, we extended the Fund's average maturity to 75 days, in order to lock in higher yields.

In December, the money market typically experiences year-end selling pressures, with a corresponding increase in yields to attract buyers. At such times, the supply of money market instruments is greater than demand, which typically causes prices to fall and yields to rise. We took the opportunity to pick up additional yield by investing a greater portion of the Fund's assets in securities maturing in 2001. The Fund's average maturity at the end of December was 43 days.

Q. WHAT IS YOUR CURRENT OUTLOOK?

We expect the economy to continue to slow over the next six months, although it is now clear that the Fed will work to avoid a recession. We plan to take advantage of opportunities to extend Nvest Cash Management Trust's average maturity when- ever possible.

[a pie chart depicting portfolio composition appears here]

PORTFOLIO MIX -- 12/31/00

Commercial Paper                        69.6%
Certificates of Deposit                 13.0%
Certificates of Deposit (Euro)          11.4%
Bank Notes & Other                       6.0%


Portfolio holdings and asset allocation will vary.

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                            NVEST MONEY MARKET FUNDS
--------------------------------------------------------------------------------


NVEST TAX EXEMPT MONEY MARKET TRUST

Q. HOW DID NVEST TAX EXEMPT MONEY MARKET TRUST PERFORM DURING THE PAST SIX
MONTHS?

Throughout the six months ended December 31, 2000, Nvest Tax Exempt Money Market Trust maintained a constant price of $1.00 per share and provided a total return of 1.87%, based on the net asset value of Class A shares, with $0.0183 per share in reinvested dividends. The Fund's seven-day yield at the end of December was 4.05%, which is equivalent to a taxable yield of 6.71%, based on the highest federal tax bracket of 39.6%.

Q. WHICH FACTORS INFLUENCED THE MARKET DURING THIS PERIOD?

Both economic and seasonal supply and demand factors affect the short-term tax-exempt market. Because fiscal year-end for most municipalities is June 30, the supply of newly issued, one-year, fixed-rate securities is usually high in late June. Typically we are active buyers at that time because the large increase in supply generally produces attractive yields.

However, this summer most states and counties had budget surpluses and were enjoying strong fiscal health. This resulted in fewer new bond issues, since many municipalities had the cash they needed to finance projects. And without the usual upswing in supply, yields were lower than usual during the past six months.

Tax-exempt money market funds are the largest purchasers of variable-rate securities. In December, variable-rate securities typically experience increases in yields because of mutual fund redemptions and increased pressure on securities dealers to eliminate inventory. Approximately 75% of Nvest Tax Exempt Money Market Trust's portfolio was invested in variable-rate securities during December. As of December 31, the average maturity of the Fund was 37 days, compared to 26 days on June 30.

Q. WHAT IS YOUR CURRENT OUTLOOK?

We believe the economy will continue to grow at a slower pace than in the past several years and that interest rates will not move up much from their current levels. As a result, we plan to lock in higher yields by extending Nvest Tax Exempt Money Market Trust's average maturity whenever possible.


The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Some income may be subject to federal and state taxes. Capital gains are fully taxable. Investors may be subject to the Alternative Minimum Tax (AMT).

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                        CASH MANAGEMENT TRUST PORTFOLIO
--------------------------------------------------------------------------------

Investments as of December 31, 2000
(unaudited)

INVESTMENTS -- 99.0% OF TOTAL NET ASSETS

  PRINCIPAL
     AMOUNT   DESCRIPTION                                              VALUE (A)
--------------------------------------------------------------------------------
              CERTIFICATES OF DEPOSIT-- 13.0%
$10,000,000   UBS AG Stamford, 6.450%, 1/02/2001 ..................  $ 9,999,987
 15,000,000   Bank America of N.A., 6.820%, 1/08/2001 .............   15,000,000
 15,000,000   Societe Generale, 6.750%, 1/16/2001 .................   15,000,061
  5,000,000   Deutsche Bank AG New York, 6.695%, 2/05/2001 ........    4,998,785
  5,000,000   Deutsche Bank AG New York, 6.700%, 2/22/2001 ........    4,998,105
  7,000,000   Deutsche Bank AG New York, 6.630%, 3/02/2001 ........    6,996,668
  2,000,000   Deutsche Bank AG New York, 6.750%, 3/20/2001 ........    1,999,262
  5,000,000   Royal Bank of Canada, 6.850%, 4/06/2001 .............    5,003,392
  2,000,000   Commerzbank AG New York, 6.850%, 4/27/2001 ..........    1,999,799
  5,000,000   Commerzbank AG New York, 7.440%, 5/21/2001 ..........    5,010,477
  3,000,000   Commerzbank AG New York, 7.145%, 6/26/2001 ..........    3,004,786
  3,000,000   First Union National Bank NC, 7.350%, 5/15/2001 .....    3,007,251
                                                                     -----------
              Total Certificates of Deposit (Cost $77,018,573) ....   77,018,573
                                                                     -----------
              CERTIFICATES OF DEPOSIT (EURODOLLARS)-- 11.4%
  5,000,000   Barclays Bank PLC, 6.690%, 1/04/2001 ................    5,000,012
 10,000,000   Barclays Bank PLC, 6.850%, 2/05/2001 ................   10,000,270
  5,000,000   Dresdner Bank, 6.760%, 2/09/2001 ....................    5,000,036
 10,000,000   Commerzbank, 6.640%, 2/14/2001 ......................    9,999,897
  5,000,000   Dresdner Bank, 6.730%, 2/15/2001 ....................    5,000,060
 10,000,000   Dresdner Bank, 6.740%, 2/21/2001 ....................   10,000,103
  5,000,000   Commerzbank, 6.630%, 3/14/2001 ......................    5,000,002
  3,000,000   Commerzbank, 6.675%, 4/12/2001 ......................    3,000,124
 15,000,000   Svenska Handelsbanken, 6.610%, 5/21/2001 ............   15,000,017
                                                                     -----------
              Total Certificates of Deposit
                (Eurodollars) (Cost $68,000,521) ..................   68,000,521
                                                                     -----------
              COMMERCIAL PAPER-- 69.6%
              ASSET BACKED-- 1.7%
  5,000,000   Clipper Receivables Corp., 6.570%, 1/23/2001 ........    4,979,925
  5,000,000   Clipper Receivables Corp., 6.600%, 1/25/2001 ........    4,978,000
                                                                     -----------
                                                                       9,957,925
                                                                     -----------
              AUTOMOTIVE-- 10.4%
   3,000,00   Ford Motor Credit Corp., 6.530%, 1/17/2001 ..........    2,991,293
    700,000   General Motors Acceptance Corp., 6.600%, 1/17/2001 ..      697,947
  8,800,000   Ford Motor Credit Corp. Canada, 6.570%, 1/18/2001 ...    8,772,698
  6,000,000   Ford Motor Credit Corp. Canada, 6.570%, 1/24/2001 ...    5,974,815
  5,000,000   General Motors Acceptance Corp., 6.570%, 1/26/2001 ..    4,977,188
  4,000,000   General Motors Acceptance Corp., 6.570%, 1/30/2001 ..    3,978,830
 13,000,000   General Motors Acceptance Corp., 6.510%, 2/02/2001 ..   12,924,773
  1,000,000   General Motors Acceptance Corp., 6.540%, 2/08/2001 ..      993,097
  5,000,000   General Motors Acceptance Corp., 6.590%, 2/08/2001 ..    4,965,219
  9,500,000   Ford Motor Credit Corp. Canada, 6.540%, 2/14/2001 ...    9,424,063
  6,000,000   American Honda Finance Corp., 6.520%, 2/23/2001 .....    5,942,407
                                                                     -----------
                                                                      61,642,330
                                                                     -----------

                See accompanying notes to financial statements.

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                   CASH MANAGEMENT TRUST PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000
(unaudited)

INVESTMENTS -- CONTINUED

  PRINCIPAL
     AMOUNT   DESCRIPTION                                              VALUE (A)
--------------------------------------------------------------------------------
              BANKS-- 15.1%
$10,000,000   Bank of Nova Scotia, 6.570%, 1/05/2001 ..............  $ 9,992,700
  5,000,000   Dresdner US Finance, 6.530%, 1/08/2001 ..............    4,993,651
 10,000,000   Deutsche Bank Fina, 6.550%, 1/09/2001 ...............    9,985,444
 20,000,000   Bankamerica Corp., 6.580%, 1/25/2001 ................   19,912,267
 15,000,000   Societe Generale Canada, 6.580%, 1/26/2001 ..........   14,931,458
  8,000,000   Royal Bank of Canada, 6.470%, 2/13/2001 .............    7,938,176
  1,100,000   Svenska Handelsbanken, 6.510%, 2/20/2001 ............    1,090,054
  5,300,000   Wells Fargo & Co., 6.520%, 2/22/2001 ................    5,250,086
 10,000,000   Svenska Handelsbanken, 6.510%, 2/28/2001 ............    9,895,117
  1,000,000   Wells Fargo & Co., 6.270%, 4/06/2001 ................      983,454
  5,000,000   Wells Fargo & Co., 6.290%, 4/06/2001 ................    4,917,007
                                                                     -----------
                                                                      89,889,414
                                                                     -----------
              FINANCE-- 13.2%
  5,000,000   Associates Corp. of North America, 6.510%, 1/19/2001     4,983,725
  5,000,000   Associates Corp. of North America, 6.520%, 1/19/2001     4,983,700
  5,000,000   Associates Corp. of North America, 6.510%, 1/23/2001     4,980,108
 10,000,000   CIT Group Holdings, Inc., 6.530%, 1/24/2001 .........    9,958,281
  1,565,000   CIT Group Holdings, Inc., 6.530%, 1/26/2001 .........    1,557,903
  5,000,000   CIT Group Holdings, Inc., 6.530%, 1/30/2001 .........    4,973,699
  2,000,000   Transamerica Finance Corp. Canada, 6.570%, 1/31/2001     1,989,050
 10,000,000   CIT Group Holdings, Inc., 6.500%, 2/06/2001 .........    9,935,000
 20,000,000   Household Finance Corp., Ltd.
              Canada, 6.560%, 2/09/2001 ...........................   19,857,867
  5,000,000   Associates Corp. of North America, 6.530%, 2/13/2001     4,961,001
  1,000,000   CIT Group Holdings, Inc., 6.510%, 2/13/2001 .........      992,224
  7,000,000   Household Finance Corp., Ltd.
              Canada, 6.550%, 2/16/2001 ...........................    6,941,414
    300,000   American Express Credit Corp., 6.250%, 2/26/2001 ....      297,083
  2,000,000   Associates Corp. Canada, 6.500%, 3/15/2001 ..........    1,973,639
                                                                     -----------
                                                                      78,384,694
                                                                     -----------
              FINANCIAL SERVICES-- 7.3%
  4,000,000   General Electric Capital Corp., 6.540%, 1/11/2001 ...    3,992,733
  2,900,000   General Electric Capital Corp., 6.600%, 1/12/2001 ...    2,894,152
    400,000   General Electric Capital Corp., 6.600%, 1/18/2001 ...      398,753
  2,000,000   General Electric Capital Corp., 6.510%, 1/24/2001 ...    1,991,682
  1,500,000   General Electric Capital Corp., 6.570%, 1/26/2001 ...   1,493,156
 10,000,000   General Electric Capital Corp., 6.520%, 1/31/2001 ...    9,945,667
  3,800,000   Transamerica Financial Group, 6.520%, 2/05/2001 .....    3,775,912
  1,000,000   General Electric Capital Corp., 6.520%, 2/09/2001 ...      992,937
  5,000,000   Transamerica Financial Group, 6.480%, 2/20/2001 .....    4,955,000
 10,000,000   Transamerica Financial Group, 6.520%, 2/20/2001 .....    9,909,444
  3,000,000   Transamerica Financial Group, 6.520%, 2/26/2001 .....    2,969,573
                                                                     -----------
                                                                      43,319,009
                                                                     -----------
              FOREST PRODUCTS-- 1.7%
 10,000,000   Weyerhaeuser Co., 6.600%, 2/07/2001 .................    9,932,167
                                                                     -----------


6
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                   CASH MANAGEMENT TRUST PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000
(unaudited)

INVESTMENTS -- CONTINUED

  PRINCIPAL
     AMOUNT   DESCRIPTION                                              VALUE (A)
--------------------------------------------------------------------------------
              INSURANCE-- 8.2%
$ 4,000,000   Prudential Funding Corp., 6.550%, 1/11/2001 .........  $ 3,992,722
  1,000,000   Prudential Funding Corp., 6.540%, 1/12/2001 .........      998,002
  5,000,000   Prudential Funding Corp., 6.550%, 1/12/2001 .........    4,989,993
  4,300,000   Prudential Funding Corp., 6.560%, 1/12/2001 .........    4,291,381
 10,000,000   Prudential Funding Corp., 6.570%, 1/12/2001 .........    9,979,925
 10,000,000   American General Corp., 6.510%, 2/01/2001 ...........    9,943,942
 15,000,000   American General Corp., 6.560%, 2/26/2001 ...........   14,846,933
                                                                     -----------
                                                                      49,042,898
                                                                     -----------
              SECURITIES-- 10.2%
 15,000,000   Merrill Lynch & Co., Inc., 6.540%, 1/18/2001 ........   14,953,675
  8,000,000   Goldman Sachs Group, Inc., 6.580%, 1/19/2001 ........    7,973,680
 11,420,000   Merrill Lynch & Co., Inc., 6.570%, 1/29/2001 ........   11,361,644
  1,000,000   Merrill Lynch & Co., Inc., 6.580%, 1/30/2001 ........      994,699
 10,000,000   J.P. Morgan & Co., 6.560%, 2/01/2001 ................    9,943,511
  1,000,000   J.P. Morgan & Co., 6.550%, 2/02/2001 ................      994,178
 15,000,000   Goldman Sachs Group, Inc., 6.420%, 4/30/2001 ........   14,681,675
                                                                     -----------
                                                                      60,903,062
                                                                     -----------
              TELECOMMUNICATIONS-- 1.8%
  7,000,000   Motorola Credit Corp., 6.440%, 4/09/2001 ............    6,877,282
  3,660,000   Motorola, Inc., 6.440%, 4/18/2001 ...................    3,589,944
                                                                     -----------
                                                                      10,467,226
                                                                     -----------
              Total Commercial Paper (Cost $413,538,725) ..........  413,538,725
                                                                     -----------
              BANK NOTES-- 5.0%
 10,000,000   Morgan J P Canada Institutional Certificate
                Of Deposit, 6.686%, 3/16/2001 .....................   10,000,000
 20,000,000   First Union National Bank NC, 6.561%, 5/29/2001 .....   20,000,000
                                                                     -----------
              Total Bank Notes (Cost $30,000,000) .................   30,000,000
                                                                     -----------
              Total Investments-- 99.0%
                (Identified Cost $588,557,819) (b) ................  588,557,819
              Other assets less liabilities .......................    5,958,041
                                                                     -----------
              Total Net Assets-- 100% ............................. $594,515,860
                                                                    ============


(a)  See Note 1a of Notes to Financial Statements.

(b) The aggregate cost for federal income tax purposes was $588,557,819. At December 31, 2000, the Fund had a capital loss carryover of approximately $2,455 which expires on June 30, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     Percentage of Net Assets invested in obligations of foreign banks or foreign branches of U.S. Banks at December 31, 2000:
     Germany    13.0%            Sweden         4.4%
     Canada      6.4%            France         2.5%
     England     2.5%            Switzerland    1.7%




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                    TAX EXEMPT MONEY MARKET TRUST PORTFOLIO
--------------------------------------------------------------------------------

Investments as of December 31, 2000
(unaudited)

INVESTMENTS -- 102.1% OF TOTAL NET ASSETS



  PRINCIPAL
     AMOUNT   DESCRIPTION                                                                                       VALUE (A)
--------------------------------------------------------------------------------------------------------------------------
              ALASKA-- 4.9%
$   300,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2001 .........              $  300,000
  1,015,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2003 .........               1,015,000
    460,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2005 .........                 460,000
    370,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2007 .........                 370,000
     40,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2008 .........                  40,000
    415,000   Alaska Industrial Development & Export Authority, 5.650%, (b), 7/01/2012 .........                 415,000
                                                                                                              ----------
                                                                                                               2,600,000
                                                                                                              ----------
              COLORADO-- 4.9%
  2,600,000   Cherry Creek South Metropolitan District Number 1, 5.000%, (b), 6/01/2006 ........               2,600,000
                                                                                                              ----------
              DISTRICT OF COLUMBIA -- 0.4%
    200,000   District of Columbia, 5.300%, (b), 6/01/2003 .....................................                 200,000
                                                                                                              ----------
              FLORIDA-- 6.9%
  1,200,000   Florida Housing Finance Agency, 4.950%, (b), 4/01/2004 ...........................               1,200,000
  1,510,000   Palm Beach County Industrial Development, 5.000%, (b), 11/01/2011 ................               1,510,000
    900,000   University Athletic Association, Inc., 5.000%, (b), 2/01/2020 ....................                 900,000
                                                                                                              ----------
                                                                                                               3,610,000
                                                                                                              ----------
              GEORGIA-- 3.8%
  2,000,000   Municipal Electric Authority Georgia, 5.050%, (b), 1/01/2026 .....................               2,000,000
                                                                                                              ----------
              HAWAII-- 6.4%
    750,000   Honolulu, Hawaii City & County, 4.500%, 7/01/2001 ................................                 750,153
  2,600,000   Hawaii State Housing Finance & Development Corp., 5.600%, (b), 7/01/2025 .........               2,600,000
                                                                                                              ----------
                                                                                                               3,350,153
                                                                                                              ----------
              ILLINOIS-- 11.2%
  1,070,000   Illinois Department Central Management Services, 4.250%, 7/01/2001 ...............               1,069,024
  2,600,000   McCook Revenue, 5.050%, (b), 12/01/2021 ..........................................               2,600,000
  2,200,000   Illinois Housing Development Authority, 5.100%, (b), 5/01/2027 ...................               2,200,000
                                                                                                              ----------
                                                                                                               5,869,024
                                                                                                              ----------
              INDIANA-- 1.9%
  1,000,000   Lake County IN Building Corp., 5.000%, 8/01/2001 .................................               1,003,058
                                                                                                              ----------
              KANSAS-- 1.0%
    500,000   Wichita, Kansas Hospital Revenue, 5.800%, 10/01/2001 .............................                 505,600
                                                                                                              ----------
              KENTUCKY-- 2.6%
  1,380,000   Mayfield Multi City Lease, 5.100%, (b), 7/01/2026 ................................               1,380,000
                                                                                                              ----------
              MAINE-- 3.3%
  1,755,000   Maine State, 4.750%, 6/15/2001 ...................................................               1,757,637
                                                                                                              ----------
              MISSOURI-- 4.8%
  2,500,000   Kansas City Missouri Industrial Development Hospital
              Revenue, 4.700%, (b), 8/01/2018 ..................................................               2,500,000
                                                                                                              ----------
              OHIO-- 1.9%
  1,000,000   Ohio State Special Obligation, 5.650%, 6/01/2001 .................................               1,005,006
                                                                                                              ----------
              PENNSYLVANIA-- 4.9%
  2,600,000   Quakertown, Pennsylvania Hospital Authority Revenue, 4.750%, (b), 7/01/2005 ......               2,600,000
                                                                                                              ----------



8
                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
               TAX EXEMPT MONEY MARKET TRUST PORTFOLIO - CONTINUED
--------------------------------------------------------------------------------

Investments as of December 31, 2000
(unaudited)

INVESTMENTS -- CONTINUED



  PRINCIPAL
     AMOUNT   DESCRIPTION                                                                                       VALUE (A)
--------------------------------------------------------------------------------------------------------------------------
              SOUTH CAROLINA-- 4.3%
 $1,000,000   Berkeley County Water & Sewer Revenue, (MBIA insured), 7.000%, 6/01/2001 .........              $1,029,422
  1,210,000   Lexington County SC Health Services, 6.600%, 10/01/2001 ..........................               1,231,041
                                                                                                              ----------
                                                                                                               2,260,463
                                                                                                              ----------
              TENNESSEE-- 5.8%
    455,000   Maury County Health & Educational Industrial Development
              Revenue, 5.500%, (b), 6/01/2004 ................................................                   455,000
  2,600,000   Blount County Industrial Development Board, 5.200%, (b), 8/01/2008 ...............               2,600,000
                                                                                                              ----------
                                                                                                               3,055,000
                                                                                                              ----------
              TEXAS-- 24.6%
  2,600,000   Austin Utility Systems Revenue CP, 4.300%, 2/08/2001 .............................               2,600,000
  2,600,000   Bexar County Texas Health Facilities Development Corp.,
              5.000%, (b), 7/01/2011 ...........................................................               2,600,000
  2,600,000   Montgomery County Texas Industrial Development, 5.200%, (b), 8/01/2017 ...........               2,600,000
  2,500,000   San Antonio Airport Systems Revenue, 5.200%, (b), 4/01/2020 ......................               2,500,000
  2,600,000   Mansfield Texas Industrial Development Corp. Revenue,
              5.200%, (b), 11/01/2026 ..........................................................               2,600,000
                                                                                                              ----------
                                                                                                              12,900,000
                                                                                                              ----------
              WASHINGTON-- 7.5%
    500,000   Clark County Washington Public Utility Dist 1, (FGIC insured), 4.600%, 1/01/2001 .                 500,000
  2,000,000   Washington State, 3.950%, 1/01/2001 ..............................................               2,000,000
  1,000,000   Port Seattle, Washington Revenue, 4.400%, 2/01/2001 ..............................                 999,779
    455,000   Washington Certificates of Participation, (AMBAC insured), 4.750%, 7/01/2001 .....                 455,000
                                                                                                              ----------
                                                                                                               3,954,779
                                                                                                              ----------
              WYOMING-- 1.0%
    500,000   Sweetwater County, 4.400%, 4/10/2001 .............................................                 500,000
                                                                                                              ----------
              Total Investments-- 102.1% (Identified Cost $53,650,720)(c)                                     53,650,720
              Other assets less liabilities                                                                   (1,119,608)
                                                                                                              ----------
              Total Net Assets-- 100%                                                                        $52,531,112
                                                                                                             ===========


(a)  See Note 1a of Notes to Financial Statements.
(b) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks. Maturity dates shown represent the ultimate maturity of the note.
(c) The aggregate cost for federal income tax purposes was $53,650,720. At December 31, 2000 the Fund had a capital loss carryover of approximately $7,652 which expires on June 30, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
AMBAC American Municipal Bond Assurance Corp.
FGIC Financial Guarantee Insurance Co.
MBIA Municipal Bond Investors Assurance Corp.


9
                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
                        STATEMENTS OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2000
(unaudited)


                                                                                    CASH MANAGEMENT TRUST        TAX EXEMPT
                                                                                         MONEY MARKET           MONEY MARKET
                                                                                           SERIES                  TRUST
                                                                                 -----------------------------------------------
ASSETS
     Investments, at value
          (Identified cost $588,557,819 and $53,650,720, respectively) .......    $       588,557,819     $       53,650,720
     Receivable for:
          Shares of the Trust sold ...........................................             12,119,371                453,538
          Interest ...........................................................              4,743,660                376,768
                                                                                  -------------------     ------------------
                                                                                          605,420,850             54,481,026

LIABILITIES
     Payable for:
          Shares of the Trust redeemed ........................................            10,098,435              1,818,269
          Dividends declared ..................................................               261,132                 13,685
          Custodial bank ......................................................                 1,512                  3,847

     Accrued expenses:
          Management fees .....................................................               212,125                 44,394
          Deferred trustees' fees .............................................               100,144                 39,475
          Accounting and administrative .......................................                18,154                  1,650
          Transfer agent ......................................................               141,650                  8,275
          Other expenses ......................................................                71,838                 20,319
                                                                                  -------------------     ------------------
                                                                                           10,904,990              1,949,914
                                                                                  -------------------     ------------------
NET ASSETS                                                                        $       594,515,860     $       52,531,112
                                                                                  ===================     ==================

     Net assets consist of:
     Paid in capital Class A shares ...........................................   $       566,582,356     $       52,308,923
     Paid in capital Class B shares ...........................................            22,651,630                224,916
     Paid in capital Class C shares ...........................................             5,065,745                      0
     Undistributed net investment income ......................................               225,906                  4,925
     Accumulated net realized gains (losses) ..................................                (9,777)                (7,652)
                                                                                  -------------------     ------------------
NET ASSETS                                                                        $       594,515,860     $       52,531,112
                                                                                  ===================     ==================


Shares of beneficial interest outstanding, no par value
     Class A shares ...........................................................           566,582,662             52,308,923
     Class B shares ...........................................................            22,651,634                224,916
     Class C shares ...........................................................             5,065,745                      0
                                                                                  -------------------     ------------------
Shares of beneficial interest outstanding .....................................           594,300,041             52,533,839
                                                                                  ===================     ==================
     Net asset value per share Class A, Class B and Class C shares* ...........    $             1.00      $            1.00
                                                                                  ===================     ==================



* Shares of the series are sold and redeemed at net asset value (net assets / shares of beneficial interest outstanding).

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended December 31, 2000
(unaudited)


                                                                                CASH MANAGEMENT TRUST          TAX EXEMPT
                                                                                     MONEY MARKET             MONEY MARKET
                                                                                        SERIES                   TRUST
                                                                                --------------------------------------------
INVESTMENT INCOME
     Interest ..............................................................     $        21,914,826      $        1,357,818
                                                                                --------------------      ------------------

     Expenses
          Management fees ..................................................               1,365,334                 125,408
          Transfer agent ...................................................               1,025,804                  43,450
          Accounting and administrative ....................................                 110,310                  10,511
          Audit and tax services ...........................................                  14,412                  13,904
          Custodian Fees ...................................................                  65,009                  20,457
          Legal ............................................................                   2,429                     586
          Printing .........................................................                  19,764                  12,197
          Registration .....................................................                   2,500                     850
          Trustees' fees ...................................................                  18,574                   4,205
          Miscellaneous ....................................................                  36,518                  20,988
                                                                                --------------------      ------------------
     Total expenses ........................................................               2,660,654                 252,556
     Less - waiver of fee by investment adviser and subadviser .............                       0                 (19,486)
                                                                                --------------------      ------------------
     Net expenses ..........................................................               2,660,654                 233,070
                                                                                --------------------      ------------------
     Net investment income .................................................              19,254,172               1,124,748
                                                                                --------------------      ------------------

REALIZED GAIN (LOSS) ON INVESTMENTS
        Realized gain (loss) on investments - net ..........................                  (1,447)                      0
                                                                                --------------------      ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................    $         19,252,725      $        1,124,748
                                                                                ====================      ==================



                                                                              11
                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                    CASH MANAGEMENT TRUST                  TAX EXEMPT
                                                     MONEY MARKET SERIES                MONEY MARKET TRUST
                                                --------------------------------------------------------------------
                                                                   SIX MONTHS                         SIX MONTHS
                                                                      ENDED                              ENDED
                                                  YEAR ENDED        DECEMBER 31,     YEAR ENDED       DECEMBER 31,
                                                    JUNE 30,           2000            JUNE 30,           2000
                                                      2000          (UNAUDITED)          2000          (UNAUDITED)
                                                      ----          -----------          ----          -----------

FROM OPERATIONS
     Net investment income ...................    $ 41,142,664     $ 19,254,172      $ 2,467,080       $ 1,124,748
     Net realized gain (loss) on investments .          (6,576)          (1,447)          (7,652)                0
                                                  ------------     ------------      -----------       -----------
     Increase (decrease) in net assets
          from operations ....................      41,136,088       19,252,725        2,459,428         1,124,748
                                                  ------------     ------------      -----------       -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income (a)
          Class A ............................     (31,912,095)     (18,466,633)      (2,428,366)       (1,143,087)
          Class B ............................      (1,105,678)        (592,494)         (10,069)           (5,381)
          Class C ............................        (129,351)         (92,536)               0                 0
          Class Y ............................      (7,988,964)               0                0                 0
                                                  ------------     ------------      -----------       -----------
                                                   (41,136,088)     (19,151,663)      (2,438,435)       (1,148,468)
                                                  ------------     ------------      -----------       -----------
FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from the sale of shares ........   2,024,354,351      615,763,272      122,990,075        41,028,796
     Net asset value of shares issued in
          connection with the reinvestment
          of dividends from net investment
          income and distributions from
          net realized gains .................      39,720,014       18,313,760        2,403,384         1,107,118
     Cost of shares redeemed .................  (2,104,177,978)    (811,422,164)    (138,308,396)      (61,565,918)
                                                  ------------     ------------      -----------       -----------
Total increase (decrease) in net assets
        derived from capital share transactions    (40,103,613)    (177,345,132)     (12,914,937)      (19,430,004)
                                                  ------------     ------------      -----------       -----------
     Total increase (decrease) in net assets .     (40,103,613)    (177,244,070)     (12,893,944)      (19,453,724)
NET ASSETS
     Beginning of the period .................     811,863,543      771,759,930       84,878,780        71,984,836
                                                  ------------     ------------      -----------       -----------
     End of the period .......................    $771,759,930    $ 594,515,860     $ 71,984,836      $ 52,531,112
                                                  ============    =============     ============      ============


UNDISTRIBUTED NET
        INVESTMENT INCOME ....................    $    123,397    $     225,906     $     28,645      $      4,925
                                                  ============    =============     ============      ============



(a) Amounts distributed include a net realized gain (loss) of $(6,576) and $(1,447) for the Cash Management Trust Money Market Series for the periods ended June 30, 2000 and December 31, 2000, respectively, and $(7,652) and $0 for Tax Exempt Money Market Trust for the periods ended June 30, 2000 and December 31, 2000, respectively.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.



                                                            CASH MANAGEMENT TRUST MONEY MARKET SERIES-- CLASSES A, B, C
                                                -----------------------------------------------------------------------------------
                                                                                                                        SIX MONTHS
                                                                                                                           ENDED
                                                                                                                        DECEMBER 31,
                                                                                   YEAR ENDED JUNE 30,                     2000
                                                    1996           1997          1998(A)         1999          2000     (UNAUDITED)
                                                -----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period .........  $  1.0000      $  1.0000      $  1.0000      $  1.0000     $  1.0000   $  1.0000
                                                ---------      ---------      ---------      ---------     ---------   ---------
Income From Investment Operations
Net Investment Income (Loss) .................     0.0482         0.0467         0.0488         0.0445        0.0498      0.0292
Net Realized and Unrealized Gain
  (Loss) on Investments ......................     0.0002         0.0000         0.0000         0.0000        0.0000      0.0000
                                                ---------      ---------      ---------      ---------     ---------   ---------
Total From Investment Operations .............     0.0484         0.0467         0.0488         0.0445        0.0498      0.0292
                                                ---------      ---------      ---------      ---------     ---------   ---------
Less Distributions
Dividends From Net Investment Income .........    (0.0484)(b)    (0.0465)(b)    (0.0488)       (0.0445)(b)   (0.0498)(b) (0.0292)(b)
Distributions From Net Realized Capital Gains      0.0000        (0.0002)        0.0000         0.0000        0.0000      0.0000
                                                ---------      ---------      ---------      ---------     ---------   ---------
Total Distributions ..........................    (0.0484)       (0.0467)       (0.0488)       (0.0445)      (0.0498)    (0.0292)
                                                ---------      ---------      ---------      ---------     ---------   ---------
Net Asset Value, End of the Period ...........  $  1.0000      $  1.0000      $  1.0000      $  1.0000     $  1.0000   $  1.0000
                                                =========      =========      =========      =========     =========   =========

Total Return (%) .............................        5.0            4.8            5.0            4.6           5.1         3.0
Ratio of Operating Expenses to
  Average Net Assets (%) .....................       0.90           0.88           0.84           0.84          0.84        0.82(c)
Ratio of Net Investment Income to
  Average Net Assets (%) .....................       4.85           4.66           4.88           4.46          4.96        5.93(c)
Net Assets, End of the Period (000) .......... $  663,621      $ 698,659      $ 607,406      $ 664,609     $ 603,916   $ 594,516



(a)  Class C shares commenced operations March 1, 1998.
(b)  Including net realized gain (loss) on investments.
(c)  Computed on an annualized basis.


                See accompanying notes to financial statements.
                                                                              13

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout each period.



                                                                TAX EXEMPT MONEY MARKET TRUST-- CLASSES A, B, C
                                                ----------------------------------------------------------------------------------
                                                                                                                       SIX MONTHS
                                                                                                                          ENDED
                                                                                                                      DECEMBER 31,
                                                                           YEAR ENDED JUNE 30,                            2000
                                                   1996           1997              1998(A)      1999          2000    (UNAUDITED)
                                                ----------------------------------------------------------------------------------
Net Asset Value,
        Beginning of Period .................   $  1.0000      $  1.0000      $  1.0000      $  1.0000     $  1.0000   $  1.0000
                                                ---------      ---------      ---------      ---------     ---------   ---------
Income From
     Investment Operations
Net Investment Income (Loss) ................      0.0327         0.0314         0.0323         0.0276        0.0309      0.0183
Net Realized and Unrealized
     Gain (Loss) on Investments .............      0.0000         0.0001         0.0000         0.0000        0.0000      0.0000
                                                ---------      ---------      ---------      ---------     ---------   ---------
Total From Investment Operations ............      0.0327         0.0315         0.0323         0.0276        0.0309      0.0183
                                                ---------      ---------      ---------      ---------     ---------   ---------
Less Distributions
Dividends From Net
     Investment Income ......................     (0.0327)       (0.0315)(a)    (0.0323)       (0.0276)      (0.0309)(a) (0.0183)
                                                ---------      ---------      ---------      ---------     ---------   ---------
Total Distributions .........................     (0.0327)       (0.0315)       (0.0323)       (0.0276)      (0.0309)    (0.0183)
                                                ---------      ---------      ---------      ---------     ---------   ---------
Net Asset Value, End of the Period ..........   $  1.0000      $  1.0000      $  1.0000      $  1.0000     $  1.0000   $  1.0000
                                                =========      =========      =========      =========     =========   =========

Total Return (%) ............................         3.3            3.2            3.3            2.8           3.1         1.9
Ratio of Operating Expenses to
     Average Net Assets (%) .................        0.90           0.85           0.85           0.80          0.79        0.81(c)
Ratio of Operating Expenses to
     Average Net Assets After
     Expenses Reductions (%) (b) ............        0.56           0.56           0.60           0.65          0.65        0.74(c)
Ratio of Net Investment Income
     to Average Net Assets (%) ..............        3.29           3.17           3.23           2.76          3.10        3.59(c)
Net Assets, End of
     the Period (000) .......................   $  64,897     $   67,736      $  73,798      $  84,879     $  71,964   $  52,531


(a)  Including net realized gain (loss) on investments.
(b)  After giving effect to the expense limitation and fee waiver described in
     Note 3 to the Financial Statements.
(c)  Computed on an annualized basis.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2000
(unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES. Nvest Cash Management Trust Money Market Series and Nvest Tax Exempt Money Market Trust (the "Trusts") are registered under the Investment Company Act of 1940, as amended (the "1940" Act), as diversified, open-end investment companies. The Cash Management Trust Money Market Series seeks maximum current income consistent with the preservation of capital and liquidity. The Tax Exempt Money Market Trust seeks current income exempt from federal income taxes consistent with the preservation of capital and liquidity.

NVEST CASH MANAGEMENT TRUST MONEY MARKET SERIES -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value. The Trust commenced its public offering of Class B shares on September 13, 1993 and Class C shares on March 1, 1998. Class A, B and C shares are offered to enable investors in each class of the Nvest Stock or Bond Funds to invest in money market shares. Class A, B and C shares are identical and may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class A, Class B or C shares of a stock or bond fund.

NVEST TAX EXEMPT MONEY MARKET TRUST -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value. Effective September 13, 1993, the Trust began offering two classes of shares, Class A and Class B, in order to enable investors in either class of the Nvest Stock or Bond Funds to invest in money market shares. Class A and B shares are identical and may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class A or Class B shares of a stock or bond fund.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the 1940 Act which, in the opinion of the Trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and there-after accreting any discount or amortizing any premium on a straight-line basiS.

B. REPURCHASE AGREEMENTS. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the portfolio's ability to dispose of the underlying security.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on trade date and interest income is recorded on an accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on an identified cost basis.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2000
(unaudited)


D. FEDERAL INCOME TAXES. The Cash Management Trust Money Market Series and the Tax Exempt Money Market Trust intend to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to their shareholders substantially all of their taxable and tax exempt income. Accordingly, no provision for federal income tax has been made.

The Tax Exempt Money Market Trust has designated 100% of dividends paid from net investment income during the six months ended December 31, 2000, as tax exempt for federal income tax purposes.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are declared daily to shareholders of record at the time and are paid monthly. Long term gain distributions, if any, will be made annually. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to deferred Trustee fees.

F. OTHER. Each of the Trusts invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign, economic, political and legal developments in the case of foreign banks, foreign branches, or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

2. INVESTMENT TRANSACTIONS.
NVEST CASH MANAGEMENT TRUST MONEY MARKET SERIES -- Purchases and sales or maturities of short-term obligations, including securities purchased subject to repurchase agreements, aggregated $2,359,981,603 and $2,555,622,643, respectively.

Nvest Tax Exempt Money Market Trust -- Purchases and sales or maturities of short-term obligations aggregated $99,540,117 and $117,641,000, respectively.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
A.MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the period ended December 31, 2000, the Trusts incurred management fees payable to the Trusts' investment adviser, Nvest Funds Management L.P. ("Nvest Management") and investment subadviser, Back Bay Advisors L.P. ("Back Bay"). Certain officers and directors of Nvest Management are also officers and Trustees of the Trusts. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is an indirect wholly owned subsidiary of CDC IXIS Asset Management S.A.

NVEST CASH MANAGEMENT TRUST MONEY MARKET SERIES -- Under the management agreement, the Fund pays to its investment adviser, Nvest Management, a monthly fee based on the annual percentage rates of its corresponding average daily net asset values set forth below. The management fee is reduced by the amount of subadvisory fees paid by the Fund directly to the subadviser as described below.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2000
(unaudited)

Under the same management agreement, the Fund pays to its investment subadviser, Back Bay, a monthly fee based on the annual percentage rates of its corresponding average daily net asset values set forth below:



                                   ANNUAL PERCENTAGE                ANNUAL PERCENTAGE
                                        RATE OF                   RATE OF ADVISORY FEES
                                    ADVISORY FEES                   PAID BY THE FUND
                               PAID TO NVEST MANAGEMENT        TO THE SUBADVISER, BACK BAY
                               ------------------------        ---------------------------
the first $500 million                  0.425%                           0.205%
the next $500 million                   0.400%                           0.180%
the next $500 million                   0.350%                           0.160%
the next $500 million                   0.300%                           0.140%
amounts in excess of $2 billion         0.250%                           0.120%


        Fees Earned
        -----------
        Nvest Management        $       716,276
        Back Bay                        649,058
                                ---------------
                                $     1,365,334
                                ===============


The effective annualized management fee for the six months ended December 31, 2000 was 0.42%.

NVEST TAX EXEMPT MONEY MARKET TRUST -- The Fund pays management fees to its investment adviser, Nvest Management, at the annual rate of 0.40% of the first $100 million of the Trust's average daily net assets and 0.30% of such assets in excess of $100 million. Nvest Management pays management fees to its investment subadviser, Back Bay, at the rate of 0.20% of the first $100 million of the Trust's average daily net assets and 0.15% of such assets in excess of $100 million. Fees earned by Nvest Management and Back Bay under the management agreements in effect during six months ended December 31, 2000 are as follows:

        Fees Earned
        -----------
        Nvest Management        $        62,704
        Back Bay                         62,704
                                ---------------
                                $       125,408
                                ===============



The effective management fee before the expense limitation for the six months ended December 31, 2000 was 0.40%.

Effective January 2, 1996 to August 31, 2000 Nvest Management and Back Bay agreed to reduce the management fee and, if necessary, to assume Trust expenses in order to limit the expenses to 0.65 of 1% of average daily net assets. As a result of Trust expenses exceeding the expense limitation, for the six months ended December 31, 2000 Nvest Management and Back Bay reduced their fees by $9,743 and $9,743, respectively. The effective management fee after the expense limitation for the six months ended December 31, 2000 was 0.34%.

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

For the Six Months Ended December 31, 2000
(unaudited)

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and provides certain accounting and administrative services for the Trusts. The Trusts pay NSC their pro rata portions of a group fee for these services equal to the annual rate of 0.035% of the first $5 billion of the Nvest Funds' average daily net assets, 0.0325% of the next $5 billion of the Nvest Funds' average daily net assets, and 0.03% of the Nvest Funds' average daily net assets in excess of $10 billion. For the six months ended December 31, 2000, these expenses amounted to $110,310 for the Cash Management Trust Money Market Series and $ 10,511 for the Tax Exempt Money Market Trust.

C. TRANSFER AGENT FEES. NSC is the transfer and shareholder servicing agent for the Trusts and Boston Financial Data Services serves as the sub-transfer agent for the Trusts. For the six months ended December 31, 2000, the Cash Management Trust Money Market Series and Tax Exempt Money Market Trust paid $710,926 and $39,364, respectively, to NSC as compensation for its services as transfer agent. Effective January 1, 2001, the Nvest Funds and NSC have entered into an asset based fee agreement.

D. TRUSTEES FEES AND EXPENSES. The Trusts do not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds Distributor, L.P., Nvest, NSC or their affiliates, other than registered investment companies. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Trust.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in the Trusts or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. CONCENTRATION OF CREDIT. The Tax Exempt Money Market Trust had the following concentrations by revenue source in excess of 10% on December 31, 2000 as a percentage of the Trust's total net assets: Industrials (17.7%) Public Improvements (15.7%), Health Care (15.5%), Utilities (11.7%), State Housing (11.4%), and Industrial Development (10.7%). The Trust also had more than 10% of its total net assets invested in tax exempt obligations of issuers in Illinois (11.2%) and Texas (24.6%). Nvest Cash Management Trust Money Market Series

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                NVEST CASH MANAGEMENT TRUST MONEY MARKET SERIES

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

      VOTED FOR       VOTED AGAINST     ABSTAINED VOTES     TOTAL VOTES
      ---------       -------------     ---------------     -----------
    36,956,248.831    11,289,110.408    17,456,897.399    465,702,256.638

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

      VOTED FOR       VOTED AGAINST     ABSTAINED VOTES     TOTAL VOTES
      ---------       -------------     ---------------     -----------
   436,455,472.888    10,295,412.666    18,951,371.084    465,702,256.638

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                               AFFIRMATIVE         WITHHELD          TOTAL
                               -----------         --------          -----
Graham T. Allison, Jr.      447,490,724.002    18,211,532.636    465,702,256.638
Daniel M. Cain              447,488,378.432    18,213,878.206    465,702,256.638
Kenneth J. Cowan            447,072,572.882    18,629,683.756    465,702,256.638
Richard Darman              447,433,085.852    18,269,170.786    465,702,256.638
Sandra O. Moose             447,434,329.682    18,267,926.956    465,702,256.638
John A. Shane               447,489,204.702    18,213,051.936    465,702,256.638
Peter S. Voss               447,506,289.552    18,195,967.086    465,702,256.638
Pendleton P. White          447,136,728.022    18,565,528.616    465,702,256.638
John T. Hailer              448,086,801.752    17,615,454.886    465,702,256.638

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      NVEST TAX EXEMPT MONEY MARKET TRUST

SHAREHOLDER MEETING (UNAUDITED). At a special shareholders' meeting held on October 13, 2000 (the "Meeting") shareholders of the Fund voted for the following proposals:

1. Approval of a new advisory agreement between the Fund and Nvest Management.

    VOTED FOR         VOTED AGAINST     ABSTAINED VOTES     TOTAL VOTES
    ---------         -------------     ---------------     -----------
   43,181,640.720     1,855,795.320      2,447,114.110     47,484,550.150

2. Approval of a new subadvisory agreement among Nvest Management, the Fund and Back Bay Advisors, L.P.

    VOTED FOR         VOTED AGAINST     ABSTAINED VOTES     TOTAL VOTES
    ---------         -------------     ---------------     -----------
   43,131,668.670     1,898,489.020      2,454,392.460     47,484,550.150

     Also at the Meeting, shareholders of all funds that comprise the Trust, including the Fund, voted for the following proposal:

3. Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                           AFFIRMATIVE         WITHHELD          TOTAL
                           -----------         --------          -----
Graham T. Allison, Jr.    43,972,238.620    3,512,311.530    47,484,550.150
Daniel M. Cain            44,021,399.340    3,463,150.810    47,484,550.150
Kenneth J. Cowan          43,991,740.990    3,492,809.160    47,484,550.150
Richard Darman            44,021,399.340    3,463,150.810    47,484,550.150
Sandra O. Moose           43,991,740.990    3,492,809.160    47,484,550.150
John A. Shane             44,021,399.340    3,463,150.810    47,484,550.150
Peter S. Voss             44,020,996.340    3,463,553.810    47,484,550.150
Pendleton P. White        44,021,399.340    3,463,150.810    47,484,550.150
John T. Hailer            44,111,330.740    3,373,219.410    47,484,550.150

--------------------------------------------------------------------------------
                                  NVEST FUNDS
--------------------------------------------------------------------------------

                           Nvest AEW Real Estate Fund
                              Nvest Balanced Fund
                             Nvest Bond Income Fund
                              Nvest Bullseye Fund
                           Nvest Capital Growth Fund
               Nvest Cash Management Trust - Money Market Series*
                        Nvest Government Securities Fund
                               Nvest Growth Fund
                          Nvest Growth and Income Fund
                             Nvest High Income Fund
              Nvest Intermediate Term Tax Free Fund of California
                        Nvest International Equity Fund
                           Nvest Large Cap Value Fund
                    Nvest Limited Term U.S. Government Fund
                    Nvest Massachusetts Tax Free Income Fund
                          Nvest Municipal Income Fund
                     Nvest Short Term Corporate Income Fund
                            Nvest Star Advisers Fund
                           Nvest Star Small Cap Fund
                             Nvest Star Value Fund
                           Nvest Star Worldwide Fund
                          Nvest Strategic Income Fund
                      Nvest Tax Exempt Money Market Trust*
                              Kobrick Capital Fund
                          Kobrick Emerging Growth Fund
                              Kobrick Growth Fund

    * Investments in money market funds are not insured or guaranteed by the
                         FDIC or any government agency.

--------------------------------------------------------------------------------
                               INVESTMENT MANAGERS

    AEW Management and Advisors                Loomis, Sayles & Company
         Back Bay Advisors                    Montgomery Asset Management
     Capital Growth Management                 RS Investment Management
  Harris Associates/Oakmark Funds      Vaughan, Nelson, Scarborough & McCullough
     Janus Capital Corporation               Westpeak Investment Advisors
          Jurika & Voyles
           Kobrick Funds

--------------------------------------------------------------------------------

                This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

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----------------------

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